UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 24, 2010

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
COMMISSION FILE NO. 0-10176

BOOMERANG SYSTEMS, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	22-2306487
(State or Other Jurisdiction of	(IRS Employer
Incorporation Or Organization)	Identification No.)

355 Madison Avenue
Morristown, NJ 07960

 (Address of Principal Executive Offices)

(973) 538-1194

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Boomerang Systems, Inc., has named Mark R. Patterson as Chief Executive Officer and a member of the Board of Directors.  The Company’s founder, Stan Checketts, will continue to lead product development and manufacturing as CEO of Boomerang Sub Inc, which handles U.S. operations.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits
99.1 – Press Release dated August 24, 2010, naming Mark Patterson as CEO and a member of the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Dated: August 24, 2010	By:	/s/ Joseph R. Bellantoni
Joseph R. Bellantoni
Chief Financial Officer